Exhibit 99.6


                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------

                                $2,900,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-10




                        [LOGO OMITTED] Countrywide(SM)
                        ------------------------------
                                  HOME LOANS
                          Seller and Master Servicer


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   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These
Computational Materials are furnished to you solely by Countrywide Securities
Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange
Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date.
This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although
Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement




                                      2

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   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Revised Term Sheet                                                                           Date Revised: September 21, 2004

                                              $3,210,000,000 (Approximate)
                                     CWABS Asset-Backed Certificates, Series 2004-10

==================================================================================================================================

               Principal       WAL         Payment Window      Expected Ratings    Last Scheduled              Certificate
 Class (1)     Amount(2)    Call/Mat (3)   (Mos) Call/Mat (3) (S&P/Moody's) (4)  Distribution Date                Type
 -----         ------       --------       --------------     -------------      -----------------                ----
AF-1(5)      $245,412,000   1.00 / 1.00    1 - 23 / 1 - 23        AAA/Aaa            Sep 2013       Floating Rate Senior Sequential
AF-2(5)       $26,709,000   2.00 / 2.00   23 - 26 / 23 - 26       AAA/Aaa            Nov 2023         Fixed Rate Senior Sequential
AF-3(5)      $164,107,000   3.00 / 3.00   26 - 52 / 26 - 52       AAA/Aaa            Nov 2030         Fixed Rate Senior Sequential
AF-4(5)       $50,637,000   5.00 / 5.00   52 - 70 / 52 - 70       AAA/Aaa            Jul 2032         Fixed Rate Senior Sequential
AF-5(5)       $92,185,000   7.08 /10.68   70 - 88 / 70 - 251      AAA/Aaa            Feb 2035         Fixed Rate Senior Sequential
AF-6(5)       $74,000,000   6.26 / 6.81   37 - 88 / 37 - 249      AAA/Aaa            Dec 2034           Fixed Rate Senior Lockout
MF-1(5)       $35,150,000   5.85 / 7.16   39 - 88 / 39 - 197      AA+/Aa2            Nov 2034             Fixed Rate Mezzanine
MF-2(5)        $9,620,000   5.85 / 7.10   39 - 88 / 39 - 179      AA+/Aa3            Oct 2034             Fixed Rate Mezzanine
MF-3(5)        $8,880,000   5.85 / 7.07   39 - 88 / 39 - 172       AA+/A1            Sep 2034             Fixed Rate Mezzanine
MF-4(5)        $7,400,000   5.85 / 7.02   39 - 88 / 39 - 165       AA+/A2            Aug 2034             Fixed Rate Mezzanine
MF-5(5)        $7,400,000   5.85 / 6.96   39 - 88 / 39 - 158       AA/A3             Jul 2034             Fixed Rate Mezzanine
MF-6(5)        $5,550,000   5.85 / 6.89   39 - 88 / 39 - 149      AA/Baa1            Jun 2034             Fixed Rate Mezzanine
MF-7(5)        $5,550,000   5.85 / 6.80   39 - 88 / 39 - 141      AA-/Baa2           Apr 2034             Fixed Rate Mezzanine
BF(5)          $7,400,000   5.85 / 6.63   39 - 88 / 39 - 131       A/Baa3            Feb 2034            Fixed Rate Subordinate

-----------------------------------------------------------------------------------------------------------------------------------
1-AV-1(6)  $1,276,416,000         Not Offered Herein          FNMA Guaranteed                            Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
2-AV-1(7)    $205,737,000   1.00 / 1.00    1 - 23 / 1 - 23        AAA/Aaa            Aug 2023      Floating Rate Senior Sequential
2-AV-2(7)    $252,117,000   2.82 / 2.82   23 - 63 / 23 - 63       AAA/Aaa            May 2033      Floating Rate Senior Sequential
2-AV-3(7)     $60,690,000   6.66 / 7.63   63 - 88 / 63 - 166      AAA/Aaa            Feb 2035      Floating Rate Senior Sequential
MV-1(8)       $72,360,000   4.77 / 5.05   41 - 88 / 41 - 140      AA+/Aa1            Jan 2035           Floating Rate Mezzanine
MV-2(8)       $72,360,000   4.72 / 4.99   40 - 88 / 40 - 134      AA+/Aa2            Jan 2035           Floating Rate Mezzanine
MV-3(8)       $39,960,000   4.70 / 4.95   39 - 88 / 39 - 128       AA/Aa3            Dec 2034           Floating Rate Mezzanine
MV-4(8)       $38,880,000   4.69 / 4.92   39 - 88 / 39 - 123       AA/A1             Dec 2034           Floating Rate Mezzanine
MV-5(8)       $41,040,000   4.67 / 4.88   38 - 88 / 38 - 118       AA-/A2            Nov 2034           Floating Rate Mezzanine
MV-6(8)       $33,480,000   4.66 / 4.84   38 - 88 / 38 - 111       A+/A3             Oct 2034           Floating Rate Mezzanine
MV-7(8)       $23,760,000   4.66 / 4.80   37 - 88 / 37 - 105       A/Baa1            Sep 2034           Floating Rate Mezzanine
MV-8(8)       $21,600,000   4.64 / 4.73   37 - 88 / 37 - 99       A-/Baa2            Aug 2034           Floating Rate Mezzanine
BV(8)         $21,600,000   4.63 / 4.65   37 - 88 / 37 - 92       BBB/Baa3           Jun 2034          Floating Rate Subordinate

-----------------------------------------------------------------------------------------------------------------------------------
    Total: $2,900,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The margins on the Clas s 1-AV-1 (which is not offered herein), Class 2-AV-1, Class 2-AV-2 an d Class 2-AV-3
     Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by
     0.50% after the Clean-up Call date.
(2)  The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4)  Rating Agency Contacts: Kanika Bansal, Standard & Poors, 212.438.1292; Tamara Zaliznyak, Moody's Ratings,
     212.553.7761.
(5)  The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates > (collectively, the
     "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7
     and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions,"
     cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6)  The Class 1-AV-1 Certificates (the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group
     2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7)  The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under
     "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior
     Certificate(s) related to the other loan group(s).
(8)  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
     Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate
     Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3
     Mortgage Loans.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement




                                      3

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   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
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
Trust:                        Asset-Backed Certificates, Series 2004-10.

Depositor:                    CWABS, Inc.

Seller:                       Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Underwriters:                 Countrywide Securities Corporation (Lead Manager), Deutsche Bank Securities Inc. (Co-
                              Manager) and J.P. Morgan Securities Inc. (Co-Manager).

Trustee:                      The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:      The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the Class
                              AF-1 Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:   The "Floating Rate Certificates" consist of the Class AF-1, Class 1-AV-1, Class 2-AV-1,
                              Class 2-AV-2, Class 2-AV-3 and Floating Rate Subordinate Certificates.

Senior Certificates:          Together, the Class 1-AV and Class 2-AV Certificates (the "Class AV Certificates") and the
                              Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:         The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and, except for the Class 1-AV-1 Certificate, are expected to be offered as described in the final prospectus supplement. The Class 1-AV-1
                              Certificates will be placed in a Fannie Mae Grantor Trust to be offered as Fannie Mae
                              Grantor Trust Certificates.

Non-Offered Certificates:     The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and
                              Class A-R Certificates.

                              The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:           It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:             September 1, 2004.

Cut-off Date:                 As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such
                              Mortgage Loan.

Expected Pricing Date:        September [21], 2004.

Expected Closing Date:        September [30], 2004.

Expected Settlement Date:     September [30], 2004.

Distribution Date:            The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                            4

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   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
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
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
Accrued Interest:             The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                              Rate Certificates will include accrued interest from September 1, 2004 up to, but not including, the Settlement Date.

Interest Accrual Period:      The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                              Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                              Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                              Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:            The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to
                              Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

                              SMMEA Eligibility: The Senior Certificates, the [Class MF-1, Class MF-2, Class MF-3, Class
                              MF-4, Class MF-5, Class MF-6, Class MF-7, Class MV-1, Class MV-2, Class MV-3, Class MV-4
                              and Class MV-5] Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:         The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                              Loans is less than or equal to 10% of the sum of the Pre-Funded Amount and the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:     The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                              ----------------------------------------------------------------------------------------------
                              Fixed Rate Mortgage Loans (Group 1)
                              ----------------------------------------------------------------------------------------------
                              100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                              ----------------------------------------------------------------------------------------------

                              ----------------------------------------------------------------------------------------------
                              Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                              ----------------------------------------------------------------------------------------------
                              100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month
                              26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                              ----------------------------------------------------------------------------------------------

Mortgage Loans:               The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                              Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                              As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                              Mortgage Loans was approximately $1,942,163,019 (the "Mortgage Loans") of which: (i)
                              approximately $495,737,045 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"),
                              (ii) approximately $1,035,295,123 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans") and (iii)
                              approximately $411,130,852 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2
                              Mortgage Loans, the "Adjustable Rate Mortgage Loans").


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                            5

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     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------
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
Pre-Funded Amount:            A deposit of not more than $802,500,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date
                              through no later than the business day immediately preceding the Distribution Date occurring in December 2004 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool may vary from the characteristics of the Closing Date
                              Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding
                              Period, the Final Pool of Mortgage Loans will be comprised of approximately $820,000,000 of Group 1 Mortgage Loans, $1,700,000,000 of Group 2 Mortgage Loans and approximately
                              $690,000,000 of Group 3 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the Certificates on the immediately following Distribution Date.

Pass-Through Rate:            The Pass-Through Rate for each Class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate
                              Cap.

                              The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                 The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the Prospectus Supplement):

                              -------------------------------------------------------------------------------------------------
                              Class
                              -------------------------------------------------------------------------------------------------
                              AF and Fixed      The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage
                              Rate Subordinate  Loans (adjusted, in the case of the Class AF-1 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------
                                                The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage
                              1-AV              Loans less the Fannie Mae guaranty fee rate (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------
                                                The weighted average Adjusted Net Mortgage Rate of the Group 3 Mortgage
                              2-AV              Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------
                              Floating Rate     The weighted average of the Adjusted Net Mortgage Rate of the Group 2
                              Subordinate       Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the Pre-Funding Account allocable to each Loan Group over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------


Net Rate Carryover:           For any Class of Senior Certificates and Subordinate Certificates and any Distribution
                              Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related
                              Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate
                              Carryover will be paid to the extent available from proceeds received on the applicable
                              Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


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   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------
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

                              headings "Fixed Rate Certificates Priority of Distributions" and "Adjustable Rate
                              Certificates Priority of Distributions" below.

Corridor Contracts:           The Trust will include four Corridor Contracts for the benefit of the Class AF-1, Class
                              1-AV, Class 2-AV and Floating Rate Subordinate Certificates (the "Class AF-1 Corridor
                              Contract," "Class 1-AV Corridor Contract," "Class 2-AV Corridor Contract," and "Floating
                              Rate Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                              Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a)
                              the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1
                              Certificates the related Net Rate Carryover, (b) the Class 1-AV Corridor Contract will be available to pay the holders of the Class 1-AV Certificates the related Net Rate
                              Carryover, (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                              Carryover, and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate
                              Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor
                              Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the
                              Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:           The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the
                              Subordinate Certificates, as the case may be:

                                   1)    Subordination
                                   2)    Fannie Mae Guaranty
                                   3)    Overcollateralization
                                   4)    Excess Cashflow

                              ---------------------------------------------------------------------------------------------
                                                                              Initial Target       Target Subordination at
                                 Class                S&P/ Moody's             Subordination               Stepdown
                              ---------------------------------------------------------------------------------------------
                               AF                        AAA/Aaa                  14.05%                    28.10%
                              ---------------------------------------------------------------------------------------------
                               MF-1                     [AA+]/Aa2                  9.30%                    18.60%
                              ---------------------------------------------------------------------------------------------
                               MF-2                     [AA+]/Aa3                  8.00%                    16.00%
                              ---------------------------------------------------------------------------------------------
                               MF-3                     [AA+]/A1                   6.80%                    13.60%
                              ---------------------------------------------------------------------------------------------
                               MF-4                     [AA+]/A2                   5.80%                    11.60%
                              ---------------------------------------------------------------------------------------------
                               MF-5                      [AA]/A3                   4.80%                    9.60%
                              ---------------------------------------------------------------------------------------------
                               MF-6                     [AA]/Baa1                  4.05%                    8.10%
                              ---------------------------------------------------------------------------------------------
                               MF-7                    [AA-]/Baa2                  3.30%                    6.60%
                              ---------------------------------------------------------------------------------------------
                               BF                       [A]/Baa3                   2.30%                    4.60%
                              ---------------------------------------------------------------------------------------------
                               1-AV                  FNMA Guaranteed              20.00%                    40.00%
                              ---------------------------------------------------------------------------------------------
                               2-AV                      AAA/Aaa                  20.00%                    40.00%
                              ---------------------------------------------------------------------------------------------
                               MV-1                     [AA+]/Aa1                 16.65%                    33.30%
                              ---------------------------------------------------------------------------------------------
                               MV-2                     [AA+]/Aa2                 13.30%                    26.60%
                              ---------------------------------------------------------------------------------------------
                               MV-3                     [AA]/Aa3                  11.45%                    22.90%
                              ---------------------------------------------------------------------------------------------
                               MV-4                      [AA]/A1                   9.65%                    19.30%
                              ---------------------------------------------------------------------------------------------
                               MV-5                     [AA-]/A2                   7.75%                    15.50%
                              ---------------------------------------------------------------------------------------------
                               MV-6                      [A+]/A3                   6.20%                    12.40%
                              ---------------------------------------------------------------------------------------------
                               MV-7                     [A]/Baa1                   5.10%                    10.20%
                              ---------------------------------------------------------------------------------------------
                               MV-8                     [A-/Baa2                   4.10%                    8.20%
                              ---------------------------------------------------------------------------------------------
                               BV                      [BBB]/Baa3                  3.10%                    6.20%
                              ---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


Subordination:                The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the
                              Subordinate Certificates in a certificate group, Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate
                              Certificates in that certificate group with a lower designation.

Fannie Mae Guaranty:          Fannie Mae will guarantee that (i) required payments of interest on the Class 1-AV-1
                              Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates. The Fannie Mae guaranty will not cover any Net
                              Rate Carryover, or any prepayment interest shortfall amounts for a Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the
                              Master Servicer with respect to the Group 2 Mortgage Loans.

Fixed Rate
Overcollateralization Target: Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.30% of the sum of the aggregate
                              Cut-off Date Balance of the Fixed Rate Mortgage Loans and the portion of the Pre-Funded
                              Amount (approximately $[TBD]) allocable to Loan Group 1 (the "Initial Fixed Rate O/C
                              Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                              On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.60% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off
                              Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.  Provided, however, that if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target: Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization
                              Target for the Adjustable Rate Mortgage Loans will be equal zero and will remain at zero through the Distribution Date occurring in October 2004, after which time the required
                              Overcollateralization Target will be equal to 3.10% of the sum of the aggregate Cut-off
                              Date Balance of the Adjustable Rate Mortgage Loans and the portion of the Pre-Funded
                              Amount (approximately $[TBD]) allocable to Loan Groups 2 and 3 (the "Initial Adjustable
                              Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be
                              0.00%.

                              On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization
                              Target will be equal to 6.20% of the aggregate principal balance of the Adjustable Rate
                              Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate
                              O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate
                              Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Groups 2 and 3.

                              Provided, however, that if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target
                              will be equal to the Adjustable Rate Overcollateralization Target on the prior
                              Distribution Date.

Fixed Rate Trigger Event:     Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Fixed Rate
Delinquency Trigger Event:    With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                              Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding
                              Fixed Rate Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate Senior Enhancement
                              Percentage.

                              As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any
                              Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate
                              Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Fixed Rate
                              Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:           With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                              Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off
                              Date Balance of the Fixed Rate Mortgage Loans and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                                Period (month)            Percentage
                                -------------             ----------
                                37 - 48                   [TBD%] with respect to October 2007, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                49 - 60                   [TBD%] with respect to October 2008, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                61 - 72                   [TBD%] with respect to October 2009, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                73 - 84                   [TBD%] with respect to October 2010, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                85+                       [TBD%]

Adjustable Rate Trigger
Event:                        Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss
                              Trigger Event.

Adjustable Rate
Delinquency Trigger Event:    With respect to the Adjustable Rate Certificates (other than the Class AF-1 Certificates), an "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds [TBD%] times the
                              Adjustable Rate Senior Enhancement Percentage.

                              As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                              Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Adjustable Rate Mortgage
                              Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate
                              Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the
                              Adjustable Rate Mortgage Loans for the preceding Distribution Date.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Adjustable Rate Cumulative
Loss Trigger Event:           With respect to the Floating Rate Certificates (other than the Class AF-1 Certificates), an "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date Balance of the Adjustable Rate Mortgage Loans and the portion of Pre-Funded Amount allocable to Loan Groups 2 and 3, as set forth below:

                                Period (month)            Percentage
                                -------------             ----------
                                37 - 48                   [TBD%] with respect to October 2007, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                49 - 60                   [TBD%] with respect to October 2008, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                61 - 72                   [TBD%] with respect to October 2009, plus an additional
                                                          1/12th of [TBD]% for each month thereafter
                                73+                       [TBD%]

Fixed Rate Stepdown Date:     The earlier to occur of:

                                   (i)  the Distribution Date on which the aggregate principal balance of the Class AF Certificates is reduced to zero; and
                                  (ii)  the later to occur of:
                                        a.  the Distribution Date in October 2007
                                        b.  the first Distribution Date on which the aggregate principal balance of the
                                            Class AF Certificates is less than or equal to 71.9% of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                The earlier to occur of:

                                   (i)  the Distribution Date on which the aggregate principal balance of the AV
                                        Certificates is reduced to zero; and
                                  (ii)  the later to occur of:
                                        a.  the Distribution Date in October 2007
                                        b.  the first Distribution Date on which the aggregate principal balance of the
                                            Class AV Certificates is less than or equal to 60.0% of the principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Class AF-1 Turbo Trigger
Event Payment Amount:         With respect to any Distribution Date on or after a Class AF-1 Turbo Trigger Event, the lesser of (a) the amount of funds remaining after making payments pursuant to clause (7)
                              of the Fixed Rate Certificates Priority of Distributions described below and (b) the certificate principal balance of the Class AF-1 Certificates (after making all other distributions of principal on that Distribution Date). Class AF-1 Turbo Trigger Event:
                              With respect to any Distribution Date beginning with the Distribution Date in September
                              2011, until the certificate principal balance of the Class AF-1 Certificates is reduced to zero, a Class AF-1 Turbo Trigger Event will be in effect for such Distribution Date if the certificate principal balance of the Class AF-1 Certificates (after making payments pursuant to clause (7) of the Fixed Rate Certificates Priority of Distributions described below) on that Distribution Date exceeds a specified amount for such Distribution Date, as set forth on the attached Class AF-1 Trigger Balance Schedule.

Allocation of Losses:         Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate
                              Certificates in the related certificate group in reverse order of their payment priority:
                              (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class
                              MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                              Certificates, then to the Class MF-2 Certificates and last to the Class MF-1 Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV
                              Certificates, then to the Class MV-8


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



                              Certificates, then to the Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the
                              Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1
                              Certificates; in each case, until the respective class principal balance of each such class of Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:    Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                              1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class
                                   MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF
                                   Certificates;

                              2)   Principal funds, sequentially, as follows: (a) to the the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                   Class MF-6, Class MF-7 and Class BF Certificates, each as described under "Fixed Rate
                                   Principal Paydown" below;

                              3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate
                                   Certificates to build or restore Fixed Rate O/C as described under "Fixed Rate
                                   Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively;

                              4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class
                                   MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;

                              5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the
                                   Class AF Certificates (after application of amounts received on the Class AF-1
                                   Corridor Contract as described above) and the Fixed Rate Subordinate Certificates;

                              6)   To restore only Adjustable Rate O/C as described under "Adjustable Rate
                                   Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively
                                   (after application of the Adjustable Rate Excess Cashflow);

                              7)   To pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2,
                                   Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                   Certificates (after application of the Adjustable Rate Excess Cashflow);

                              8)   In the event that the Class AF-1 Turbo Trigger Event is in effect, to make additional principal distributions to the Class AF-1 certificates in the amount of the Class
                                   AF-1 Turbo Trigger Event Payment Amount until the certificate principal balance of the Class AF-1 Certificates is reduced to zero;

                              9)   To the residual interest Certificate(s), any remaining amount.

                              Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net
                              Rate Carryover.

                              As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:    Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                              1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, first to pay the Fannie Mae guaranty fee and any Fannie Mae reimbursements and then to the Class 1-AV-1
                                   Certificates current and unpaid interest, (ii) from

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                                   interest collections related to the Group 3 Mortgage Loans, concurrently to each class of Class 2-AV Certificates current and unpaid interest, (b) from any remaining interest funds related to all of the Adjustable Rate Mortgage Loans, first to pay any remaining Fannie Mae guaranty fee and Fannie Mae reimbursements and then to each class of Class AV Certificates, any remaining current and unpaid interest as described in the prospectus supplement, then (c) from remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the
                                   Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                   Class MV-8 and Class BV Certificates;
                              2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, first to pay any remaining Fannie
                                   Mae guaranty fee and any Fannie Mae reimbursements not covered by Interest Funds and then to the Class 1-AV Certificates (as described below under "Adjustable Rate
                                   Principal Paydown") and (ii) from principal collections related to the Group 3
                                   Mortgage Loans, to the Class 2-AV Certificates (as described below under "Adjustable
                                   Rate Principal Paydown" and "Class 2-AV Principal Distributions" below), (b) from remaining principal collections related to the Adjustable Rate Mortgage Loans after payment of (a) above, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                   MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                              3)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                   Certificates to build or restore Adjustable Rate O/C as described under "Adjustable
                                   Rate Overcollateralization Target" and "Adjustable Rate Principal Paydown,"
                                   respectively;
                              4)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2,
                                   Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                   Certificates;
                              5)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class
                                   AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                              6)   To restore only Fixed Rate O/C as described under "Fixed Rate Overcollateralization
                                   Target" and "Fixed Rate Principal Paydown," respectively (after application of the
                                   Fixed Rate Excess Cashflow);
                              7)   To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2,
                                   Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates
                                   (after application of the Fixed Rate Excess Cashflow);
                              8)   To the residual interest Certificate(s), any remaining amount.

                              Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                              Carryover.

                              As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage
                              Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:            Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                              Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distributions" below), provided, however, that if the
                              Class AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class
                              MF-5, Class MF-6, Class MF-7 and the Class BF Certificates.

                              On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate
                              Trigger Event is not in effect on such Distribution Date, each of the Class AF and the
                              Fixed Rate Subordinate Certificates will be entitled to receive payments of principal from principal collections related to the



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


                              Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF
                              Certificates (allocated among the Class AF Certificates as described under "Class AF
                              Principal Distributions" below) such that the sum of the unpaid principal balance of the
                              Class AF Certificates in the aggregate will have 28.10% Subordination, (ii) second, to the
                              Class MF-1 Certificates such that the Class MF-1 Certificates will have 18.60%
                              Subordination, (iii) third, to the Class MF-2 Certificates such that the Class MF-2
                              Certificates will have 16.00% Subordination, (iv) fourth, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 13.60% Subordination, (v) fifth, to the
                              Class MF-4 Certificates such that the Class MF-4 Certificates will have 11.60%
                              Subordination, (vi) sixth, to the Class MF-5 Certificates such that the Class MF-5
                              Certificates will have 9.60% Subordination, (vii) seventh, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 8.10% Subordination, (viii) eighth, to the
                              Class MF-7 Certificates such that the Class MF-7 Certificates will have 6.60%
                              Subordination, (ix) ninth, to the Class BF Certificates such that the Class BF
                              Certificates will have 4.60% Subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:            Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in
                              effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group
                              2 will be paid to the Class 1-AV Certificates and (ii) 100% of the principal funds from
                              Loan Group 3 will be paid to the Class 2-AV Certificates (as described below under "Class
                              2-AV Principal Distributions" below); provided, however, that (x) if either the Class 1-AV
                              Certificates or all of the Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired Senior Certificates will be paid to the Class 2-AV Certificates or the Class 1-AV Certificates, as the case may be, and (y) if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2,
                              Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                              Certificates.

                              On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an
                              Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the
                              Class 1-AV, Class 2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently,
                              (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV
                              Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates (allocated among the Class 2-AV Certificates as described under "Class 2-AV Principal Distributions" below), in each case, such that the Class AV
                              Certificates in the aggregate will have 40.00% subordination, (ii) then, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, (a) to the Class
                              MV-1 Certificates such that the Class MV-1 Certificates will have 33.30% Subordination,
                              (b) to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 26.60%
                              Subordination, (c) to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 22.90% Subordination, (d) to the Class MV-4 Certificates such that the Class
                              MV-4 Certificates will have 19.30% Subordination, (e) to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 15.50% Subordination, (f) to the Class MV-6
                              Certificates such that the Class MV-6 Certificates will have 12.40% Subordination, (g) to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 10.20%
                              Subordination, (h) to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 8.20% Subordination and (i) to the Class BV Certificates such that the Class BV
                              Certificates will have 6.20% Subordination; each subject to the related O/C Floor.

Class 2-AV
Principal Distributions:      Principal distributed on the Class 2-AV Certificates will be applied in the following order of priority:

                                  1.    Principal distributed on the Class 2-AV Certificates will be applied sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates,
                                        in that order, in each case until the certificate principal balances thereof are reduced to zero.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------



Class AF
Principal Distributions:      Principal will be distributed to the AF Certificates in the following order of priority:

                                  1.    To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                                       Month                Lockout Percentage
                                                       -----                ------------------
                                                      1 - 36                        0%
                                                      37 - 60                       45%
                                                      61 - 72                       80%
                                                      73 - 84                      100%
                                                   85 and after                    300%

                                  2.    Principal collections related to Loan Group 1 after payment of 1 above, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5
                                        and Class AF-6 Certificates until their respective principal balances are reduced to zero.

                   [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




                                  Discount Margin/Yield Tables (%) (1)

           Class AF-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed
           ===================================================================================
            DM @ 100-00                    20         20         20         20         20
           ===================================================================================
            WAL (yr)                      1.67       1.23       1.00       0.86       0.76
            MDUR (yr)                     1.64       1.22       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Mar08      Feb07      Aug06      Apr06      Jan06
           -----------------------------------------------------------------------------------

           Class AF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
            DM @ 100-00                    20         20         20         20         20
           ===================================================================================
            WAL (yr)                      1.67       1.23       1.00       0.86       0.76
            MDUR (yr)                     1.64       1.22       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Mar08      Feb07      Aug06      Apr06      Jan06
           -----------------------------------------------------------------------------------

           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     3.388%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              3.346      3.319      3.294      3.269      3.246
           ===================================================================================
            WAL (yr)                      3.69       2.57       2.00       1.65       1.41
            MDUR (yr)                     3.41       2.43       1.90       1.58       1.36
            First Prin Pay               Mar08      Feb07      Aug06      Apr06      Jan06
            Last Prin Pay                Aug08      Jun07      Nov06      Jun06      Mar06
           -----------------------------------------------------------------------------------

           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     3.388%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              3.346      3.319      3.294      3.269      3.246
           ===================================================================================
            WAL (yr)                      3.69       2.57       2.00       1.65       1.41
            MDUR (yr)                     3.41       2.43       1.90       1.58       1.36
            First Prin Pay               Mar08      Feb07      Aug06      Apr06      Jan06
            Last Prin Pay                Aug08      Jun07      Nov06      Jun06      Mar06
           -----------------------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     3.910%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              3.893      3.870      3.848      3.826      3.804
           ===================================================================================
            WAL (yr)                      6.13       4.00       3.00       2.39       2.00
            MDUR (yr)                     5.31       3.62       2.77       2.24       1.89
            First Prin Pay               Aug08      Jun07      Nov06      Jun06      Mar06
            Last Prin Pay                Oct14      Aug10      Jan09      Jan08      Apr07
           -----------------------------------------------------------------------------------

           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     3.910%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              3.893      3.870      3.848      3.826      3.804
           ===================================================================================
            WAL (yr)                      6.13       4.00       3.00       2.39       2.00
            MDUR (yr)                     5.31       3.62       2.77       2.24       1.89
            First Prin Pay               Aug08      Jun07      Nov06      Jun06      Mar06
            Last Prin Pay                Oct14      Aug10      Jan09      Jan08      Apr07
           -----------------------------------------------------------------------------------

           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.741%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.752      4.736      4.716      4.696      4.667
           ===================================================================================
            WAL (yr)                     11.81       7.35       5.00       3.85       2.85
            MDUR (yr)                     8.84       6.06       4.35       3.44       2.61
            First Prin Pay               Oct14      Aug10      Jan09      Jan08      Apr07
            Last Prin Pay                May18      Jan14      Jul10      Feb09      Mar08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.741%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.752      4.736      4.716      4.696      4.667
           ===================================================================================
            WAL (yr)                     11.81       7.35       5.00       3.85       2.85
            MDUR (yr)                     8.84       6.06       4.35       3.44       2.61
            First Prin Pay               Oct14      Aug10      Jan09      Jan08      Apr07
            Last Prin Pay                May18      Jan14      Jul10      Feb09      Mar08
           -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class AF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.322%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.345      5.334      5.320      5.304      5.288
           ===================================================================================
            WAL (yr)                     14.13       9.80       7.08       5.44       4.35
            MDUR (yr)                     9.71       7.46       5.76       4.61       3.78
            First Prin Pay               May18      Jan14      Jul10      Feb09      Mar08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class AF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.322%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.434      5.460      5.466      5.447      5.406
           ===================================================================================
            WAL (yr)                     19.23      14.40      10.68       7.87       5.75
            MDUR (yr)                    11.62       9.65       7.76       6.09       4.71
            First Prin Pay               May18      Jan14      Jul10      Feb09      Mar08
            Last Prin Pay                Apr33      Jan30      Aug25      Nov21      Dec18
           -----------------------------------------------------------------------------------


           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.657%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.654      4.649      4.644      4.635      4.625
           ===================================================================================
            WAL (yr)                      8.00       7.09       6.26       5.32       4.54
            MDUR (yr)                     6.43       5.85       5.29       4.61       4.00
            First Prin Pay               Oct07      Oct07      Oct07      Nov07      Feb08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.657%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              4.654      4.650      4.648      4.646      4.645
           ===================================================================================
            WAL (yr)                      8.07       7.29       6.81       6.56       6.45
            MDUR (yr)                     6.47       5.97       5.65       5.48       5.40
            First Prin Pay               Oct07      Oct07      Oct07      Nov07      Feb08
            Last Prin Pay                Feb33      Nov29      Jun25      Sep21      Oct18
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.147%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.160      5.147      5.133      5.118      5.106
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.68       4.02
            MDUR (yr)                     8.11       6.17       4.90       4.05       3.54
            First Prin Pay               Oct10      Dec08      Dec07      Nov07      Dec07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.147%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.164      5.153      5.142      5.131      5.121
           ===================================================================================
            WAL (yr)                     12.76       9.29       7.16       5.79       4.98
            MDUR (yr)                     8.79       6.95       5.66       4.77       4.21
            First Prin Pay               Oct10      Dec08      Dec07      Nov07      Dec07
            Last Prin Pay                Jul30      Jul25      Feb21      Jan18      Oct15
           -----------------------------------------------------------------------------------


           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.246%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.260      5.247      5.232      5.217      5.204
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.68       3.99
            MDUR (yr)                     8.07       6.15       4.88       4.03       3.51
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Dec07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.246%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.264      5.253      5.241      5.230      5.219
           ===================================================================================
            WAL (yr)                     12.70       9.23       7.10       5.74       4.91
            MDUR (yr)                     8.72       6.89       5.62       4.72       4.15
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Dec07
            Last Prin Pay                Feb29      Oct23      Aug19      Oct16      Sep14
           -----------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.495%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.512      5.498      5.483      5.467      5.453
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.67       3.98
            MDUR (yr)                     7.96       6.08       4.84       4.00       3.48
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.495%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.516      5.504      5.492      5.480      5.469
           ===================================================================================
            WAL (yr)                     12.66       9.19       7.07       5.71       4.87
            MDUR (yr)                     8.57       6.79       5.54       4.66       4.09
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Jun28      Jan23      Jan19      Apr16      Apr14
           -----------------------------------------------------------------------------------


           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.594%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.613      5.598      5.582      5.566      5.552
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.67       3.96
            MDUR (yr)                     7.91       6.06       4.82       3.99       3.46
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.594%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.616      5.604      5.592      5.579      5.568
           ===================================================================================
            WAL (yr)                     12.60       9.13       7.02       5.67       4.82
            MDUR (yr)                     8.50       6.73       5.50       4.62       4.05
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Oct27      Apr22      Jun18      Oct15      Nov13
           -----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.693%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.713      5.698      5.682      5.666      5.651
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.67       3.96
            MDUR (yr)                     7.87       6.03       4.81       3.98       3.45
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.693%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.716      5.704      5.691      5.678      5.667
           ===================================================================================
            WAL (yr)                     12.53       9.06       6.96       5.62       4.78
            MDUR (yr)                     8.42       6.67       5.45       4.58       4.02
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Dec26      Jul21      Nov17      Apr15      Jun13
           -----------------------------------------------------------------------------------

           Class MF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.793%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.814      5.799      5.783      5.766      5.751
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.67       3.96
            MDUR (yr)                     7.83       6.01       4.79       3.96       3.44
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.793%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              5.817      5.805      5.792      5.778      5.766
           ===================================================================================
            WAL (yr)                     12.43       8.97       6.89       5.56       4.74
            MDUR (yr)                     8.34       6.61       5.39       4.54       3.97
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Jan26      Sep20      Feb17      Sep14      Dec12
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class MF-7 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.991%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.015      5.999      5.983      5.965      5.949
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.67       3.94
            MDUR (yr)                     7.74       5.96       4.76       3.94       3.41
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MF-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.991%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 100-00              6.018      6.005      5.991      5.977      5.964
           ===================================================================================
            WAL (yr)                     12.30       8.86       6.80       5.49       4.65
            MDUR (yr)                     8.20       6.50       5.31       4.46       3.90
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Feb25      Oct19      Jun16      Feb14      Jul12
           -----------------------------------------------------------------------------------

           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     6.200%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 97.25               6.591      6.682      6.782      6.886      6.981
           ===================================================================================
            WAL (yr)                     11.04       7.74       5.85       4.67       3.94
            MDUR (yr)                     7.58       5.86       4.69       3.89       3.36
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     6.200%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             Yield @ 97.25               6.577      6.655      6.740      6.826      6.906
           ===================================================================================
            WAL (yr)                     12.04       8.64       6.63       5.35       4.53
            MDUR (yr)                     7.93       6.28       5.12       4.31       3.76
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Dec23      Nov18      Aug15      Jul13      Dec11
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   15         15         15         15         15
           ===================================================================================
            WAL (yr)                      1.52       1.22       1.00       0.85       0.75
            MDUR (yr)                     1.50       1.21       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                May07      Dec06      Aug06      Apr06      Jan06
           -----------------------------------------------------------------------------------

           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   15         15         15         15         15
           ===================================================================================
            WAL (yr)                      1.52       1.22       1.00       0.85       0.75
            MDUR (yr)                     1.50       1.21       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                May07      Dec06      Aug06      Apr06      Jan06
           -----------------------------------------------------------------------------------

           Class 2-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                      5.23       3.65       2.82       2.23       2.02
            MDUR (yr)                     4.92       3.51       2.74       2.18       1.98
            First Prin Pay               May07      Dec06      Aug06      Apr06      Jan06
            Last Prin Pay                Mar15      Oct11      Dec09      Aug07      Feb07
           -----------------------------------------------------------------------------------

           Class 2-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                      5.23       3.65       2.82       2.23       2.02
            MDUR (yr)                     4.92       3.51       2.74       2.18       1.98
            First Prin Pay               May07      Dec06      Aug06      Apr06      Jan06
            Last Prin Pay                Mar15      Oct11      Dec09      Aug07      Feb07
           -----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class 2-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   53         53         53         53         53
           ===================================================================================
            WAL (yr)                     13.09       8.97       6.66       4.90       2.64
            MDUR (yr)                    11.30       8.11       6.18       4.63       2.56
            First Prin Pay               Mar15      Oct11      Dec09      Aug07      Feb07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      Sep07
           -----------------------------------------------------------------------------------

           Class 2-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   58         59         59         59         53
           ===================================================================================
            WAL (yr)                     15.06      10.33       7.63       5.61       2.64
            MDUR (yr)                    12.63       9.14       6.97       5.23       2.56
            First Prin Pay               Mar15      Oct11      Dec09      Aug07      Feb07
            Last Prin Pay                Dec29      Apr23      Jul18      May15      Sep07
           -----------------------------------------------------------------------------------

           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   62         62         62         62         62
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.77       4.55       4.22
            MDUR (yr)                     7.93       5.63       4.49       4.31       4.01
            First Prin Pay               Mar09      Nov07      Feb08      Sep08      Sep07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   63         64         64         63         70
           ===================================================================================
            WAL (yr)                      9.49       6.50       5.05       4.75       5.70
            MDUR (yr)                     8.32       5.94       4.72       4.49       5.30
            First Prin Pay               Mar09      Nov07      Feb08      Sep08      Sep07
            Last Prin Pay                Nov26      May20      May16      Sep13      Mar13
           -----------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------




           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.67%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   67         67         67         67         67
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.72       4.28       4.60
            MDUR (yr)                     7.90       5.62       4.45       4.07       4.36
            First Prin Pay               Mar09      Nov07      Jan08      May08      Jan09
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.67%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   68         69         69         68         69
           ===================================================================================
            WAL (yr)                      9.46       6.48       4.99       4.47       4.96
            MDUR (yr)                     8.28       5.91       4.66       4.23       4.68
            First Prin Pay               Mar09      Nov07      Jan08      May08      Jan09
            Last Prin Pay                Mar26      Oct19      Nov15      Apr13      Jul11
           -----------------------------------------------------------------------------------

           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.73%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   73         73         73         73         73
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.70       4.14       4.25
            MDUR (yr)                     7.88       5.61       4.41       3.93       4.04
            First Prin Pay               Mar09      Nov07      Dec07      Apr08      Sep08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.73%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   75         75         75         74         74
           ===================================================================================
            WAL (yr)                      9.43       6.45       4.95       4.32       4.38
            MDUR (yr)                     8.23       5.88       4.62       4.08       4.15
            First Prin Pay               Mar09      Nov07      Dec07      Apr08      Sep08
            Last Prin Pay                Apr25      Jan19      May15      Nov12      Mar11
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  110        110        110        110        110
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.69       4.07       4.01
            MDUR (yr)                     7.73       5.53       4.35       3.83       3.79
            First Prin Pay               Mar09      Nov07      Dec07      Feb08      Jun08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  112        112        112        112        112
           ===================================================================================
            WAL (yr)                      9.40       6.43       4.92       4.24       4.14
            MDUR (yr)                     8.05       5.77       4.54       3.97       3.90
            First Prin Pay               Mar09      Nov07      Dec07      Feb08      Jun08
            Last Prin Pay                Sep24      Jul18      Dec14      Aug12      Jan11
           -----------------------------------------------------------------------------------

           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  120        120        120        120        120
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.67       4.01       3.84
            MDUR (yr)                     7.69       5.51       4.33       3.76       3.62
            First Prin Pay               Mar09      Nov07      Nov07      Jan08      Apr08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  122        122        122        122        122
           ===================================================================================
            WAL (yr)                      9.36       6.40       4.88       4.15       3.95
            MDUR (yr)                     7.98       5.73       4.49       3.89       3.72
            First Prin Pay               Mar09      Nov07      Nov07      Jan08      Apr08
            Last Prin Pay                Dec23      Jan18      Jul14      Apr12      Oct10
           -----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------






           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  140        140        140        140        140
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.66       3.96       3.72
            MDUR (yr)                     7.61       5.47       4.30       3.71       3.50
            First Prin Pay               Mar09      Nov07      Nov07      Dec07      Feb08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  142        142        142        142        141
           ===================================================================================
            WAL (yr)                      9.30       6.35       4.84       4.08       3.80
            MDUR (yr)                     7.85       5.65       4.43       3.81       3.57
            First Prin Pay               Mar09      Nov07      Nov07      Dec07      Feb08
            Last Prin Pay                Dec22      Apr17      Dec13      Nov11      Jun10
           -----------------------------------------------------------------------------------

           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.80%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  180        180        180        180        180
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.66       3.93       3.64
            MDUR (yr)                     7.45       5.39       4.24       3.64       3.40
            First Prin Pay               Mar09      Nov07      Oct07      Dec07      Jan08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.80%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  182        182        182        182        181
           ===================================================================================
            WAL (yr)                      9.22       6.29       4.80       4.02       3.70
            MDUR (yr)                     7.64       5.52       4.35       3.71       3.45
            First Prin Pay               Mar09      Nov07      Oct07      Dec07      Jan08
            Last Prin Pay                Dec21      Jul16      Jun13      Jun11      Feb10
           -----------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------





           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.90%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  190        190        190        190        190
           ===================================================================================
            WAL (yr)                      8.91       6.10       4.64       3.91       3.59
            MDUR (yr)                     7.41       5.37       4.21       3.61       3.34
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Dec07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.90%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  192        191        191        191        191
           ===================================================================================
            WAL (yr)                      9.12       6.22       4.73       3.96       3.62
            MDUR (yr)                     7.54       5.45       4.28       3.65       3.37
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Dec07
            Last Prin Pay                Jan21      Nov15      Dec12      Jan11      Oct09
           -----------------------------------------------------------------------------------

           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                      3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 97.95                   329        340        350        358        363
           ===================================================================================
            WAL (yr)                      8.90       6.09       4.63       3.88       3.53
            MDUR (yr)                     6.96       5.11       4.05       3.47       3.19
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Dec07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 97.95                   330        340        350        358        363
           ===================================================================================
            WAL (yr)                      8.98       6.12       4.65       3.88       3.53
            MDUR (yr)                     7.00       5.13       4.06       3.47       3.20
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Dec07
            Last Prin Pay                Jan20      Feb15      May12      Aug10      Jun09
           -----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement